Exhibit 99.2
Phillips 66 Earnings Release Supplemental Data

CONSOLIDATED INCOME STATEMENT*

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Sales and other operating revenues	34,396	35,090	39,643		109,129	36,179	48,577	44,955	40,279	169,990
Equity in earnings of affiliates	611	563	562		1,736	685	917	782	584	2,968
Net gain (loss) on dispositions	34	(12)	102		124	1	—	1	5	7
Other income (loss)**	48	99	15		162	(143)	(185)	3,026	39	2,737
Total Revenues and Other Income	35,089	35,740	40,322		111,151	36,722	49,309	48,764	40,907	175,702

Costs and Expenses
Purchased crude oil and products	29,341	30,571	34,330		94,242	33,495	42,645	38,646	35,146	149,932
Operating expenses	1,578	1,384	1,633		4,595	1,340	1,431	1,612	1,728	6,111
Selling, general and administrative expenses	605	593	669		1,867	433	488	617	630	2,168
Depreciation and amortization	476	495	488		1,459	338	359	430	502	1,629
Impairments	8	4	3		15	—	2	—	58	60
Taxes other than income taxes	207	174	171		552	149	118	133	130	530
Accretion on discounted liabilities	6	7	6		19	6	6	5	6	23
Interest and debt expense	192	266	221		679	135	133	158	193	619
Foreign currency transaction (gains) losses	25	2	(12)		15	(2)	21	5	(33)	(9)
Total Costs and Expenses	32,438	33,496	37,509		103,443	35,894	45,203	41,606	38,360	161,063
Income before income taxes	2,651	2,244	2,813		7,708	828	4,106	7,158	2,547	14,639
Income tax expense	574	510	670		1,754	171	924	1,618	535	3,248
Net Income	2,077	1,734	2,143		5,954	657	3,182	5,540	2,012	11,391
Less: net income attributable to noncontrolling interests	116	37	46		199	75	15	149	128	367
Net Income Attributable to Phillips 66	1,961	1,697	2,097		5,755	582	3,167	5,391	1,884	11,024

Net Income Attributable to Phillips 66 Per Share of Common Stock (dollars)
Basic	4.21	3.73	4.72		12.65	1.29	6.55	11.19	3.99	23.36
Diluted	4.20	3.72	4.69		12.59	1.29	6.53	11.16	3.97	23.27

Weighted-Average Common Shares Outstanding (thousands)
Basic	464,810	454,450	444,283		454,440	449,298	483,088	481,388	471,859	471,497
Diluted	467,034	456,168	447,258		457,205	450,011	485,035	483,036	474,327	473,731

Effective tax rate (%)	21.7%	22.7%	23.8%		22.8%	20.7%	22.5%	22.6%	21.0%	22.2%
Adjusted effective tax rate (%)	21.6%	22.4%	24.0%		22.7%	20.7%	21.9%	22.3%	22.0%	22.0%
* Refer to Change in Basis of Presentation discussion on page 14.
** Includes the unrealized investment loss on our investment in NOVONIX Limited (NOVONIX). See NOVONIX Investment table on page 5 for more details.

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT TO
NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream*	702	604	712		2,018	212	258	3,608	656	4,734
Chemicals	198	192	104		494	396	273	135	52	856
Refining*	1,608	1,134	1,710		4,452	173	3,096	2,907	1,640	7,816
Marketing and Specialties*	426	644	633		1,703	296	739	828	539	2,402
Corporate and Other	(283)	(330)	(346)		(959)	(249)	(260)	(320)	(340)	(1,169)
Income before income taxes	2,651	2,244	2,813		7,708	828	4,106	7,158	2,547	14,639
Less: income tax expense	574	510	670		1,754	171	924	1,618	535	3,248
Net Income	2,077	1,734	2,143		5,954	657	3,182	5,540	2,012	11,391
Less: net income attributable to noncontrolling interests	116	37	46		199	75	15	149	128	367
Net Income Attributable to Phillips 66	1,961	1,697	2,097		5,755	582	3,167	5,391	1,884	11,024
* Refer to Change in Basis of Presentation discussion on page 14.

RECONCILIATION OF ADJUSTED INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT TO
ADJUSTED NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation*	270	284	285		839	278	250	229	237	994
NGL and Other*	420	357	293		1,070	92	248	412	448	1,200
NOVONIX**	(12)	(15)	(9)		(36)	(158)	(240)	(33)	(11)	(442)
Total Midstream	678	626	569		1,873	212	258	608	674	1,752
Chemicals	198	192	104		494	396	273	135	52	856
Refining
Atlantic Basin/Europe*	142	149	444		735	152	1,111	530	618	2,411
Gulf Coast*	705	257	342		1,304	58	958	746	360	2,122
Central Corridor*	739	630	361		1,730	(135)	513	1,343	716	2,437
West Coast*	22	112	593		727	115	610	264	(68)	921
Total Refining	1,608	1,148	1,740		4,496	190	3,192	2,883	1,626	7,891
Total Marketing and Specialties*	426	644	633		1,703	296	739	828	539	2,402
Corporate and Other	(248)	(236)	(295)		(779)	(249)	(235)	(246)	(280)	(1,010)
Adjusted income before income taxes	2,662	2,374	2,751		7,787	845	4,227	4,208	2,611	11,891
Less: adjusted income tax expense	576	532	660		1,768	175	927	937	574	2,613
Adjusted Net Income	2,086	1,842	2,091		6,019	670	3,300	3,271	2,037	9,278
Less: adjusted net income attributable to noncontrolling interests	121	76	21		218	75	15	149	138	377
Adjusted Net Income Attributable to Phillips 66	1,965	1,766	2,070		5,801	595	3,285	3,122	1,899	8,901
* Refer to Change in Basis of Presentation discussion on page 14.
** Represents the change in fair value of our investment in NOVONIX. See NOVONIX Investments table on page 5 for more details.

Phillips 66 Earnings Release Supplemental Data

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT
AND NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Net gain on asset disposition	36	—	101		137	—	—	—	—	—
Merger transaction costs	—	—	—		—	—	—	(13)	—	(13)
Gain related to merger of businesses	—	—	—		—	—	—	3,013	—	3,013
Change in inventory method for acquired business	—	—	46		46	—	—	—	—	—
DCP integration restructuring costs*	(12)	(22)	(4)		(38)	—	—	—	(18)	(18)
Total Midstream	24	(22)	143		145	—	—	3,000	(18)	2,982

Chemicals	—	—	—		—	—	—	—	—	—

Refining
Hurricane-related costs (recovery)	—	—	—		—	(17)	—	24	14	21
Net loss on asset disposition	—	(14)	—		(14)	—	—	—	—	—
Alliance shutdown-related costs**	—	—	—		—	—	(26)	—	—	(26)
Regulatory compliance costs	—	—	—		—	—	(70)	—	—	(70)
Legal accrual	—	—	(30)		(30)	—	—	—	—
Total Refining	—	(14)	(30)		(44)	(17)	(96)	24	14	(75)

Marketing and Specialties	—	—	—		—	—	—	—	—	—

Corporate and Other
Business transformation restructuring costs***	(35)	(41)	(51)		(127)	—	(25)	(74)	(60)	(159)
Loss on early redemption of DCP debt	—	(53)	—		(53)	—	—	—	—	—
Total Corporate and Other	(35)	(94)	(51)		(180)	—	(25)	(74)	(60)	(159)

Total Special Items (Pre-tax)	(11)	(130)	62		(79)	(17)	(121)	2,950	(64)	2,748

Less: Income Tax Expense (Benefit)
Tax impact of pre-tax special items****	(2)	(22)	10		(14)	(4)	(28)	681	(14)	635
Other tax impacts	—	—	—		—	—	25	—	(25)	—
Total Income Tax Expense (Benefit)	(2)	(22)	10		(14)	(4)	(3)	681	(39)	635

Less: Income (Loss) Attributable to Noncontrolling Interests
Loss on early redemption of DCP debt	—	(30)	—		(30)	—	—	—	—	—
Change in inventory method for acquired business	—	—	26		26	—	—	—	—	—
DCP integration restructuring costs*	(5)	(9)	(1)		(15)	—	—	—	(10)	(10)
Total Income (Loss) Attributable to Noncontrolling Interests	(5)	(39)	25		(19)	—	—	—	(10)	(10)

Total Phillips 66 Special Items (After-tax)	(4)	(69)	27		(46)	(13)	(118)	2,269	(15)	2,123

* Restructuring costs, related to the integration of DCP Midstream, primarily reflect severance costs and consulting fees. A portion of these costs are attributable to noncontrolling interests.
** Costs related to the shutdown of the Alliance Refinery totaled $26 million pre-tax in the second quarter of 2022. Shutdown-related costs recorded in the Refining segment include pre-tax charges for the disposal of materials and supplies of $20 million, and asset retirements of $6 million recorded in depreciation and amortization expense.
*** Restructuring costs related to Phillips 66’s multi-year business transformation efforts are primarily due to consulting fees and severance costs. Additionally, fourth quarter of 2022 included a held-for-sale asset impairment of $45 million.
**** We generally tax effect taxable U.S.-based special items using a combined federal and state annual statutory income tax rate of approximately 24%. Taxable special items attributable to foreign locations likewise use a local statutory income tax rate. Nontaxable events reflect zero income tax. These events include, but are not limited to, most goodwill impairments, transactions legislatively exempt from income tax, transactions related to entities for which we have made an assertion that the undistributed earnings are permanently reinvested, or transactions occurring in jurisdictions with a valuation allowance.

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY BUSINESS LINES/REGIONS

	Millions of Dollars
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	36	—	101		137	—	—	182	—	182
NGL and Other	(12)	(22)	42		8	—	—	2,818	(18)	2,800
NOVONIX	—	—	—		—	—	—	—	—	—
Total Midstream	24	(22)	143		145	—	—	3,000	(18)	2,982

Refining
Atlantic Basin/Europe	—	—	—		—	—	(9)	—	—	(9)
Gulf Coast	—	(14)	—		(14)	(17)	(52)	24	14	(31)
Central Corridor	—	—	—		—	—	(22)	—	—	(22)
West Coast	—	—	(30)		(30)	—	(13)	—	—	(13)
Total Refining	—	(14)	(30)		(44)	(17)	(96)	24	14	(75)

Phillips 66 Earnings Release Supplemental Data

CASH FLOW INFORMATION*

	Millions of Dollars
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Cash Flows From Operating Activities
Net income	2,077	1,734	2,143		5,954	657	3,182	5,540	2,012	11,391
Depreciation and amortization	476	495	488		1,459	338	359	430	502	1,629
Impairments	8	4	3		15	—	2	—	58	60
Accretion on discounted liabilities	6	7	6		19	6	6	5	6	23
Deferred income taxes	146	119	408		673	142	148	856	174	1,320
Undistributed equity earnings	(242)	(324)	(201)		(767)	(100)	(390)	(495)	(323)	(1,308)
Loss on early redemption of debt	—	53	—		53	—	—	—	—	—
Net (gain) loss on dispositions	(34)	12	(102)		(124)	(1)	—	(1)	(5)	(7)
Gain related to merger of businesses	—	—	—		—	—	—	(3,013)	—	(3,013)
Unrealized investment loss**	11	15	8		34	169	221	28	15	433
Other	14	(115)	(354)		(455)	40	80	(105)	202	217
Net working capital changes	(1,263)	(1,045)	286		(2,022)	(115)	(1,825)	(101)	2,109	68
Net Cash Provided by Operating Activities	1,199	955	2,685		4,839	1,136	1,783	3,144	4,750	10,813

Cash Flows From Investing Activities
Capital expenditures and investments	(378)	(551)	(855)		(1,784)	(370)	(376)	(735)	(713)	(2,194)
Return of investments in equity affiliates	60	59	40		159	15	33	30	47	125
Proceeds from asset dispositions	77	13	280		370	1	1	1	1	4
Advances/loans—related parties	—	—	—		—	—	(75)	—	—	(75)
Collection of advances/loans—related parties	—	—	1		1	—	101	135	426	662
Other	(24)	47	49		72	(74)	25	32	7	(10)
Net Cash Used in Investing Activities	(265)	(432)	(485)		(1,182)	(428)	(291)	(537)	(232)	(1,488)

Cash Flows From Financing Activities
Issuance of debt	2,488	2,559	678		5,725	—	—	—	453	453
Repayment of debt	(1,223)	(1,236)	(1,166)		(3,625)	(24)	(1,457)	(476)	(926)	(2,883)
Issuance of common stock	10	2	91		103	23	44	—	36	103
Repurchase of common stock	(800)	(1,309)	(752)		(2,861)	—	(66)	(694)	(753)	(1,513)
Dividends paid on common stock	(486)	(474)	(465)		(1,425)	(404)	(467)	(466)	(456)	(1,793)
Distributions to noncontrolling interests	(58)	(67)	(15)		(140)	(77)	(24)	(3)	(81)	(185)
Repurchase of noncontrolling interests	—	(3,957)	—		(3,957)	—	—	—	(500)	(500)
Other	(48)	(11)	(28)		(87)	(30)	(7)	(18)	(15)	(70)
Net Cash Used in Financing Activities	(117)	(4,493)	(1,657)		(6,267)	(512)	(1,977)	(1,657)	(2,242)	(6,388)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	15	34	(33)		16	(8)	(41)	(15)	113	49

Net Change in Cash and Cash Equivalents	832	(3,936)	510		(2,594)	188	(526)	935	2,389	2,986
Cash and cash equivalents at beginning of period	6,133	6,965	3,029		6,133	3,147	3,335	2,809	3,744	3,147
Cash and Cash Equivalents at End of Period	6,965	3,029	3,539		3,539	3,335	2,809	3,744	6,133	6,133
* Refer to Change in Basis of Presentation discussion on page 14.
** Represents the unrealized loss on our investment in NOVONIX. See NOVONIX Investment table on page 5 for more details.

CAPITAL PROGRAM

	Millions of Dollars
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Consolidated Capital Expenditures and Investments
Midstream*†	124	176	160		460	163	105	461	314	1,043
Chemicals	—	—	—		—	—	—	—	—	—
Refining†	227	329	382		938	172	221	211	324	928
Marketing and Specialties	11	25	287		323	11	19	30	29	89
Corporate and Other	16	21	26		63	24	31	33	46	134
Consolidated Capital Expenditures and Investments	378	551	855		1,784	370	376	735	713	2,194
* Includes 100% of DCP Midstream, LLC Class A Segment (DCP Midstream Class A Segment), DCP Sand Hills Pipeline, LLC (DCP Sand Hills) and DCP Southern Hills Pipeline, LLC (DCP Southern Hills) capital expenditures and investments from August 18, 2022, forward, net of acquired cash.
† Refer to Change in Basis of Presentation discussion on page 14.

Proportional Share of Selected Equity Affiliates Capital Expenditures and Investments*
CPChem (Chemicals)	142	377	254		773	113	161	158	269	701
WRB (Refining)	45	47	36		128	42	47	36	52	177
Selected Equity Affiliates	187	424	290		901	155	208	194	321	878

* Our share of joint ventures' capital spending, excluding DCP Midstream, LLC (DCP Midstream) due to the consolidation of DCP Midstream Class A Segment. Refer to Change in Basis of Presentation discussion on page 14.

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income before Income Taxes
Transportation*	306	284	386		976	278	250	411	237	1,176
NGL and Other*	408	335	335		1,078	92	248	3,230	430	4,000
NOVONIX	(12)	(15)	(9)		(36)	(158)	(240)	(33)	(11)	(442)
Income before Income Taxes	702	604	712		2,018	212	258	3,608	656	4,734
* Refer to Change in Basis of Presentation discussion on page 14.

Equity in Earnings of Affiliates
Transportation	125	130	131		386	154	133	133	125	545
NGL and Other	26	40	26		92	73	186	81	31	371
NOVONIX	—	—	—		—	—	—	—	—	—
Total	151	170	157		478	227	319	214	156	916

NOVONIX Investment
Unrealized Investment Loss	(11)	(15)	(8)		(34)	(169)	(221)	(28)	(15)	(433)
Unrealized Foreign Currency Transaction Gain (Loss)	(1)	—	(1)		(2)	11	(19)	(5)	4	(9)
Change in Fair Value of NOVONIX Investment	(12)	(15)	(9)		(36)	(158)	(240)	(33)	(11)	(442)

Depreciation and Amortization*
Transportation	40	40	41		121	39	43	46	46	174
NGL and Other**	184	194	190		568	50	50	115	179	394
NOVONIX	—	—	—		—	—	—	—	—	—
Total	224	234	231		689	89	93	161	225	568
* Excludes D&A of all non-consolidated affiliates.
** Refer to Change in Basis of Presentation discussion on page 14.

Operating and SG&A Expenses*
Transportation	179	178	187		544	186	187	224	217	814
NGL and Other**	371	373	429		1,173	81	89	281	393	844
NOVONIX	—	—	—		—	—	—	—	—	—
Total	550	551	616		1,717	267	276	505	610	1,658
* Excludes operating and SG&A expenses of all non-consolidated affiliates.
** Refer to Change in Basis of Presentation discussion on page 14.

Transportation Volumes (MB/D)
Pipelines*	3,039	3,254	3,039		3,111	3,099	3,066	3,084	3,109	3,089
Terminals	3,203	3,149	3,167		3,173	2,900	2,917	3,066	3,039	2,981
* Pipelines represent the sum of volumes transported through each separately tariffed consolidated pipeline segment, excluding NGL pipelines.

PSX Other Volumes
NGL Fractionated (MB/D)*	660	738	703		700	452	469	508	686	529
NGL Production (MB/D)**	421	444	432		432	400	438	434	420	423
NGL Pipelines Throughput (MB/D)***	918	898	880		901	885	927	946	894	913
Wellhead Volume (Bcf/D)**	4.5	4.5	4.6		4.5	4.1	4.4	4.5	4.5	4.4
* Includes 100% of DCP Midstream Class A Segment from August 18, 2022, forward.
** Includes 100% of DCP Midstream Class A Segment.
*** Includes 100% of DCP Midstream Class A Segment and Phillips 66's direct interest in DCP Sand Hills and DCP Southern Hills.

Market Indicator
Weighted-Average NGL Price ($/gal)*	0.74	0.61	0.67		0.67	1.10	1.15	0.98	0.76	1.00
* Based on index prices from the Mont Belvieu market hub, which are weighted by NGL component mix.

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM (continued)

	Millions of Dollars
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Midstream Income before Income Taxes to Adjusted EBITDA
Income before income taxes*	702	604	712		2,018	212	258	3,608	656	4,734
Plus:
Depreciation and amortization	224	234	231		689	89	93	161	225	568
EBITDA*	926	838	943		2,707	301	351	3,769	881	5,302

Special Item Adjustments (pre-tax):
Net gain on asset disposition	(36)	—	(101)		(137)	—	—	—	—	—
Merger transaction costs	—	—	—		—	—	—	13	—	13
Gain related to merger of businesses	—	—	—		—	—	—	(3,013)	—	(3,013)
Change in inventory method for acquired business	—	—	(46)		(46)	—	—	—	—	—
DCP integration restructuring costs	12	19	4		35	—	—	—	18	18
Total Special Item Adjustments (pre-tax)	(24)	19	(143)		(148)	—	—	(3,000)	18	(2,982)
Change in Fair Value of NOVONIX Investment**	12	15	9		36	158	240	33	11	442
EBITDA, Adjusted for Special Items and Change in Fair Value of NOVONIX Investment*	914	872	809		2,595	459	591	802	910	2,762

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	4	5	4		13	2	4	4	3	13
Proportional share of selected equity affiliates net interest	13	12	13		38	41	39	26	13	119
Proportional share of selected equity affiliates depreciation and amortization	41	39	39		119	56	57	51	45	209
Adjusted EBITDA attributable to noncontrolling interests, excluding PSXP	(226)	(168)	(47)		(441)	(24)	(21)	(206)	(176)	(427)
Adjusted EBITDA*	746	760	818		2,324	534	670	677	795	2,676
* Refer to Change in Basis of Presentation discussion on page 14.
** See NOVONIX Investment table on page 5 for more details.

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM (continued)

	Millions of Dollars
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Transportation
Income before income taxes	306	284	386		976	278	250	411	237	1,176
Plus:
Depreciation and amortization	40	40	41		121	39	43	46	46	174
EBITDA*	346	324	427		1,097	317	293	457	283	1,350

Special Item Adjustments (pre-tax):
Net gain on asset disposition	(36)	—	(101)		(137)	—	—	—	—	—
Gain related to merger of businesses	—	—	—		—	—	—	(182)	—	(182)
EBITDA, Adjusted for Special Items*	310	324	326		960	317	293	275	283	1,168

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	4	5	4		13	2	3	4	3	12
Proportional share of selected equity affiliates net interest	13	12	13		38	21	19	16	13	69
Proportional share of selected equity affiliates depreciation and amortization	27	27	26		80	37	38	34	27	136
Adjusted EBITDA attributable to noncontrolling interests, excluding PSXP	(4)	(3)	(5)		(12)	(24)	(21)	(11)	(3)	(59)
Adjusted EBITDA*	350	365	364		1,079	353	332	318	323	1,326
* Refer to Change in Basis of Presentation discussion on page 14.

NGL and Other
Income before income taxes*	408	335	335		1,078	92	248	3,230	430	4,000
Plus:
Depreciation and amortization	184	194	190		568	50	50	115	179	394
EBITDA*	592	529	525		1,646	142	298	3,345	609	4,394

Special Item Adjustments (pre-tax):
Merger transaction costs	—	—	—		—	—	—	13	—	13
Gain related to merger of businesses	—	—	—		—	—	—	(2,831)	—	(2,831)
Change in inventory method for acquired business	—	—	(46)		(46)	—	—	—	—	—
DCP integration restructuring costs	12	19	4		35	—	—	—	18	18
EBITDA, Adjusted for Special Items*	604	548	483		1,635	142	298	527	627	1,594

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—	—		—	—	1	—	—	1
Proportional share of selected equity affiliates net interest	—	—	—		—	20	20	10	—	50
Proportional share of selected equity affiliates depreciation and amortization	14	12	13		39	19	19	17	18	73
Adjusted EBITDA attributable to noncontrolling interests, excluding PSXP	(222)	(165)	(42)		(429)	—	—	(195)	(173)	(368)
Adjusted EBITDA*	396	395	454		1,245	181	338	359	472	1,350
* Refer to Change in Basis of Presentation discussion on page 14.

Phillips 66 Earnings Release Supplemental Data

CHEMICALS

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Income before Income Taxes	198	192	104		494	396	273	135	52	856

Equity in Earnings of Affiliate	195	189	101		485	393	271	129	49	842

100% CPChem Results
Net Income, excludes parent company income tax related to CPChem's earnings	390	377	202		969	764	544	257	97	1,662

Income before Income Taxes	401	389	217		1,007	787	566	275	106	1,734

Depreciation and Amortization	142	141	143		426	141	144	145	155	585

Net Interest Expense*	6	2	2		10	23	11	12	9	55
* Net of interest income.

Investing Cash Flows—Outflows/(Inflows)
Capital Expenditures and Investments	283	755	507		1,545	225	322	317	538	1,402
Return of Investments from Equity Companies	—	—	—		—	(26)	(34)	(5)	—	(65)

Olefins and Polyolefins Capacity Utilization (%)	94%	98%	99%		97%	99%	94%	90%	83%	91%

Market Indicators*
U.S. Industry Prices
Ethylene, Average Acquisition Contract (cents/lb)	26.0	22.7	24.3		24.3	39.5	35.0	31.6	26.7	33.2
HDPE Blow Molding, Domestic Spot (cents/lb)	45.8	45.3	43.3		44.8	69.8	69.8	52.9	43.3	58.9

U.S. Industry Costs
Ethylene, Cash Cost Weighted Average Feed (cents/lb)	14.6	12.0	16.3		14.3	22.1	28.0	26.7	21.7	24.6
HDPE Blow Molding, Total Cash Cost (cents/lb)	40.1	36.4	38.1		38.2	53.9	49.8	46.6	41.2	47.9

Ethylene to High-Density Polyethylene Chain Cash Margin (cents/lb)	17.1	19.5	13.1		16.6	33.4	26.9	11.2	7.1	19.6
* Source: IHS, Inc.

Reconciliation of Chemicals Income before Income Taxes to Adjusted EBITDA
Income before income taxes	198	192	104		494	396	273	135	52	856
Plus:
None	—	—	—		—	—	—	—	—	—
EBITDA	198	192	104		494	396	273	135	52	856

Special Item Adjustments (pre-tax):
None	—	—	—		—	—	—	—	—	—
EBITDA, Adjusted for Special Items	198	192	104		494	396	273	135	52	856

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	20	26	24		70	29	38	25	12	104
Proportional share of selected equity affiliates net interest	1	—	(1)		—	11	6	5	4	26
Proportional share of selected equity affiliates depreciation and amortization	102	101	103		306	101	103	103	104	411
Adjusted EBITDA	321	319	230		870	537	420	268	172	1,397

Phillips 66 Earnings Release Supplemental Data

REFINING

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income (Loss) before Income Taxes
Atlantic Basin/Europe*	142	149	444		735	152	1,102	530	618	2,402
Gulf Coast*	705	243	342		1,290	41	906	770	374	2,091
Central Corridor*	739	630	361		1,730	(135)	491	1,343	716	2,415
West Coast*	22	112	563		697	115	597	264	(68)	908
Income before Income Taxes	1,608	1,134	1,710		4,452	173	3,096	2,907	1,640	7,816
* Refer to Change in Basis of Presentation discussion on page 14.

Income (Loss) before Income Taxes ($/BBL)
Atlantic Basin/Europe	3.60	3.33	9.50		5.61	3.17	22.10	10.72	11.88	12.05
Gulf Coast	13.73	4.83	6.44		8.34	0.79	17.25	15.27	7.77	10.29
Central Corridor	28.42	23.02	14.89		22.29	(5.70)	21.69	53.36	27.01	24.64
West Coast	0.77	3.58	17.48		7.59	3.98	19.77	9.14	(2.47)	7.86
Worldwide	11.07	7.38	10.94		9.78	1.13	19.95	18.89	10.64	12.69

Realized Refining Margins ($/BBL)*
Atlantic Basin/Europe	16.13	10.94	16.85		14.61	11.71	30.39	19.22	19.58	20.30
Gulf Coast	21.28	11.84	13.58		15.57	8.59	25.71	22.30	16.35	18.25
Central Corridor	26.86	22.62	18.05		22.43	7.89	26.72	38.76	25.03	24.96
West Coast	16.53	16.27	32.23		21.94	17.74	33.31	28.64	16.77	24.31
Worldwide	20.72	15.32	18.96		18.30	10.83	28.62	26.87	19.73	21.55
* See note on the use of non-GAAP measures. Also, reconciliations of income (loss) before income taxes to realized refining margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section.

Equity in Earnings (Losses) of Affiliates
Atlantic Basin/Europe	(2)	(2)	(2)		(6)	(3)	(2)	(2)	(2)	(9)
Gulf Coast	1	—	1		2	(2)	(3)	(1)	(1)	(7)
Central Corridor	200	119	209		528	(16)	228	294	257	763
West Coast	—	—	—		—	—	—	—	—	—
Total	199	117	208		524	(21)	223	291	254	747

Depreciation and Amortization*
Atlantic Basin/Europe	50	52	52		154	52	51	50	49	202
Gulf Coast**	60	60	61		181	56	67	58	61	242
Central Corridor	38	38	42		118	35	36	36	40	147
West Coast	54	55	53		162	60	63	76	76	275
Total	202	205	208		615	203	217	220	226	866
* Excludes D&A of all equity affiliates.
** Refer to Change in Basis of Presentation discussion on page 14.

Operating and SG&A Expenses*
Atlantic Basin/Europe**	375	243	260		878	302	303	329	349	1,283
Gulf Coast**	290	253	291		834	321	325	277	326	1,249
Central Corridor**	187	174	240		601	197	277	193	204	871
West Coast**	360	308	389		1,057	313	314	458	432	1,517
Total	1,212	978	1,180		3,370	1,133	1,219	1,257	1,311	4,920
* Excludes operating and SG&A expenses of all equity affiliates.
** Refer to Change in Basis of Presentation discussion on page 14.

Turnaround Expense, included in Operating and SG&A Expenses*
Atlantic Basin/Europe	124	38	21		183	13	22	44	52	131
Gulf Coast	56	23	28		107	31	40	53	101	225
Central Corridor	12	12	57		81	26	117	17	17	177
West Coast**	42	29	42		113	32	44	111	66	253
Total	234	102	148		484	102	223	225	236	786
* Excludes turnaround expense of all equity affiliates.
**Third quarter 2023 includes turnaround costs of $37 million related to the Rodeo renewables facility.

Taxes Other than Income Taxes
Atlantic Basin/Europe	22	17	12		51	19	14	14	6	53
Gulf Coast*	33	25	28		86	27	22	19	19	87
Central Corridor	25	26	23		74	18	18	16	5	57
West Coast	33	31	30		94	24	19	31	17	91
Total	113	99	93		305	88	73	80	47	288
* Refer to Change in Basis of Presentation discussion on page 14.

Foreign Currency Gains (Losses) Pre-Tax	(21)	(1)	9		(13)	(8)	(10)	(5)	30	7

Refining—Equity Affiliate Information
Equity in earnings (losses) of affiliates	199	117	208		524	(21)	223	291	254	747
Less: Share of equity affiliate gross margin included in Realized Refining Margin and other equity affiliate-related costs*	(428)	(335)	(416)		(1,179)	(228)	(495)	(539)	(499)	(1,761)
Equity affiliate-related expenses not included in Realized Refining Margins	(229)	(218)	(208)		(655)	(249)	(272)	(248)	(245)	(1,014)
Regional Totals
Atlantic Basin/Europe	(28)	(24)	(24)		(76)	(26)	(28)	(24)	(24)	(102)
Gulf Coast	1	—	1		2	(2)	(3)	(1)	(1)	(7)
Central Corridor	(202)	(194)	(185)		(581)	(221)	(241)	(223)	(220)	(905)
Total	(229)	(218)	(208)		(655)	(249)	(272)	(248)	(245)	(1,014)
* Other costs associated with equity affiliates which do not flow through equity earnings (losses).

Phillips 66 Earnings Release Supplemental Data

REFINING (continued)

	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Refining Income before Income Taxes to Adjusted EBITDA ($ Millions)
Income before income taxes*	1,608	1,134	1,710		4,452	173	3,096	2,907	1,640	7,816
Plus:
Depreciation and amortization*	202	205	208		615	203	217	220	226	866
EBITDA*	1,810	1,339	1,918		5,067	376	3,313	3,127	1,866	8,682

Special Item Adjustments (pre-tax):
Hurricane-related costs (recovery)	—	—	—		—	17	—	(24)	(14)	(21)
Net loss on asset disposition	—	14	—		14	—	—	—	—	—
Alliance shutdown-related costs	—	—	—		—	—	20	—	—	20
Regulatory compliance costs	—	—	—		—	—	70	—	—	70
Legal accrual	—	—	30		30	—	—	—	—	—
EBITDA, Adjusted for Special Items*	1,810	1,353	1,948		5,111	393	3,403	3,103	1,852	8,751

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	1	—		1	—	—	1	1	2
Proportional share of selected equity affiliates net interest	1	(3)	(3)		(5)	2	3	1	—	6
Proportional share of selected equity affiliates depreciation and amortization	23	24	24		71	23	23	22	24	92
Adjusted EBITDA*	1,834	1,375	1,969		5,178	418	3,429	3,127	1,877	8,851
* Refer to Change in Basis of Presentation discussion on page 14.

Operating Statistics
Atlantic Basin/Europe*
Crude Oil Charge Input (MB/D)	443	464	492		467	503	526	525	542	524
Total Processed Inputs (MB/D)	438	492	509		479	533	548	538	566	546
Crude Oil Capacity Utilization (%)	82%	86%	92%		87%	94%	98%	98%	101%	98%
Clean Product Yield (%)	84%	85%	86%		85%	85%	83%	82%	83%	83%
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Crude Oil Charge Input (MB/D)	519	498	519		512	497	500	481	473	488
Total Processed Inputs (MB/D)	571	553	577		567	579	577	548	523	557
Crude Oil Capacity Utilization (%)	98%	94%	98%		97%	94%	94%	91%	89%	92%
Clean Product Yield (%)	77%	80%	80%		79%	77%	79%	81%	81%	79%

Central Corridor*
Crude Oil Charge Input (MB/D)	475	498	492		488	453	435	492	497	469
Total Processed Inputs (MB/D)	492	515	509		506	470	446	509	515	485
Crude Oil Capacity Utilization (%)	89%	94%	93%		92%	85%	82%	93%	94%	88%
Clean Product Yield (%)	89%	89%	87%		88%	88%	87%	88%	91%	88%
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Crude Oil Charge Input (MB/D)	281	314	323		306	294	306	290	269	290
Total Processed Inputs (MB/D)	316	343	350		337	321	332	314	299	316
Crude Oil Capacity Utilization (%)	88%	98%	101%		96%	81%	84%	80%	74%	80%
Clean Product Yield (%)	86%	90%	89%		88%	90%	85%	90%	89%	89%

Worldwide—Including Proportionate Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	1,718	1,774	1,826		1,773	1,747	1,767	1,788	1,781	1,771
Total Processed Inputs (MB/D)	1,817	1,903	1,945		1,889	1,903	1,903	1,909	1,903	1,904
Crude Oil Capacity Utilization (%)	90%	93%	95%		93%	89%	90%	91%	91%	90%
Clean Product Yield (%)	83%	86%	85%		85%	84%	83%	85%	86%	84%

Phillips 66 Earnings Release Supplemental Data

REFINING (continued)

	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Refined Petroleum Products Production (MB/D)
Atlantic Basin/Europe*
Gasoline	170	210	213		198	226	221	210	230	222
Distillates	187	198	214		200	210	216	215	226	217
Other	81	87	84		84	102	113	114	113	110
Total	438	495	511		482	538	550	539	569	549
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Gasoline	222	230	246		233	233	231	223	226	228
Distillates	205	201	207		204	194	206	200	185	196
Other	153	131	134		139	163	149	134	118	141
Total	580	562	587		576	590	586	557	529	565

Central Corridor*
Gasoline	245	253	247		248	235	211	246	260	238
Distillates	191	202	196		196	176	176	200	206	190
Other	58	64	71		65	63	59	66	52	59
Total	494	519	514		509	474	446	512	518	487
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Gasoline	165	175	182		174	166	156	158	156	159
Distillates	106	133	127		122	123	126	124	110	121
Other	43	35	39		39	32	48	30	29	35
Total	314	343	348		335	321	330	312	295	315

Worldwide—Including Proportionate Share of Equity Affiliates
Gasoline	802	868	888		853	860	819	837	872	847
Distillates	689	734	744		722	703	724	739	727	724
Other	335	317	328		327	360	369	344	312	345
Total	1,826	1,919	1,960		1,902	1,923	1,912	1,920	1,911	1,916

Market Indicators*
Crude and Crude Differentials ($/BBL)
WTI	76.11	73.78	82.49		77.46	94.49	108.66	91.76	82.85	94.44
Brent	81.27	78.39	86.76		82.14	101.40	113.78	100.85	88.71	101.19
LLS	79.00	75.85	84.83		79.89	96.77	110.15	94.19	85.50	96.65
ANS	79.14	78.60	87.96		81.90	95.61	112.48	99.12	87.99	98.80
WTI less Maya	13.28	10.11	5.07		9.49	5.62	4.87	7.30	11.26	7.26
WTI less WCS (settlement differential)	24.77	15.06	12.89		17.57	14.53	12.80	19.86	25.66	18.22

Natural Gas ($/MMBtu)
Henry Hub	2.67	2.12	2.58		2.46	4.60	7.39	7.96	5.55	6.38

Product Margins ($/BBL)
Atlantic Basin/Europe
East Coast Gasoline less Brent	20.45	30.79	30.08		27.11	13.57	41.02	25.69	20.39	25.17
East Coast Distillate less Brent	42.42	24.62	40.76		35.93	28.40	68.16	49.04	73.13	54.68
Gulf Coast
Gulf Coast Gasoline less LLS	21.42	22.79	23.47		22.56	16.24	32.87	17.21	11.51	19.46
Gulf Coast Distillate less LLS	41.66	24.45	39.64		35.25	28.52	57.49	52.51	56.08	48.65
Central Corridor
Central Gasoline less WTI	26.02	31.35	32.51		29.96	16.17	36.31	27.38	14.73	23.65
Central Distillate less WTI	42.25	32.59	44.44		39.76	27.31	60.45	60.24	59.20	51.80
West Coast
West Coast Gasoline less ANS	35.35	37.20	50.81		41.12	31.92	51.66	46.29	27.03	39.23
West Coast Distillate less ANS	43.08	21.86	53.07		39.34	32.28	58.37	50.26	54.10	48.75

Composite Market Crack Spread ($/BBL)**	30.59	28.65	36.06		31.76	21.93	46.72	36.29	32.12	34.26

Renewable Volume Obligation (RVO) Cost in Crack ($/BBL)	8.20	7.69	7.42		7.77	6.44	7.80	8.11	8.54	7.72
* Based on daily spot prices, unless otherwise noted.
** Weighted average based on Phillips 66 crude capacity.

Phillips 66 Earnings Release Supplemental Data

MARKETING AND SPECIALTIES

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Income before Income Taxes*	426	644	633		1,703	296	739	828	539	2,402
* Refer to Change in Basis of Presentation discussion on page 14.

Income before Income Taxes ($/BBL)
U.S.	1.79	2.45	2.60		2.30	1.13	2.86	2.16	1.65	1.95
International	4.93	5.67	4.14		4.91	0.92	7.30	12.60	8.54	7.44

Realized Marketing Fuel Margins ($/BBL)*
U.S.	2.30	2.88	3.03		2.76	1.59	3.24	2.49	2.05	2.34
International	6.45	7.28	5.27		6.34	2.30	8.20	12.40	9.94	8.29
* See note on the use of non-GAAP measures. Also, reconciliations of income before income taxes to realized marketing fuel margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section.

Other Realized Margins and Revenues not included in Marketing Fuel Margins*	211	244	269		724	246	263	298	180	987
* Excludes gain on dispositions and excise taxes on sales of refined petroleum products.

Equity in Earnings of Affiliates	66	87	96		249	85	104	148	126	463

Depreciation and Amortization*	27	30	29		86	27	29	27	27	110
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*†	321	340	376		1,037	318	359	344	336	1,357
* Excludes operating and SG&A expenses of all equity affiliates.
† Refer to Change in Basis of Presentation discussion on page 14.

Refined Petroleum Products Sales (MB/D)
U.S. Marketing
Gasoline	1,021	1,131	1,136		1,096	1,046	1,089	1,096	1,078	1,077
Distillates	675	808	814		766	834	789	757	774	788
Other	—	—	—		—	—	—	—	—	—
Total	1,696	1,939	1,950		1,862	1,880	1,878	1,853	1,852	1,865

International Marketing
Gasoline	90	94	88		91	83	87	94	94	90
Distillates	173	167	170		170	177	171	178	170	174
Other	19	20	18		19	17	19	16	20	18
Total	282	281	276		280	277	277	288	284	282

Worldwide Marketing
Gasoline	1,111	1,225	1,224		1,187	1,129	1,176	1,190	1,172	1,167
Distillates	848	975	984		936	1,011	960	935	944	962
Other	19	20	18		19	17	19	16	20	18
Total	1,978	2,220	2,226		2,142	2,157	2,155	2,141	2,136	2,147

Foreign Currency Gains (Losses) Pre-Tax	(4)	(2)	4		(2)	1	7	6	(4)	10

Reconciliation of Marketing and Specialties Income before Income Taxes to Adjusted EBITDA
Income before income taxes*	426	644	633		1,703	296	739	828	539	2,402
Plus:
Depreciation and amortization	27	30	29		86	27	29	27	27	110
EBITDA*	453	674	662		1,789	323	768	855	566	2,512

Special Item Adjustments (pre-tax):
None	—	—	—		—	—	—	—	—	—
EBITDA, Adjusted for Special Items*	453	674	662		1,789	323	768	855	566	2,512

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	5	6	7		18	6	6	7	5	24
Proportional share of selected equity affiliates net interest	9	14	11		34	5	5	6	8	24
Proportional share of selected equity affiliates depreciation and amortization	20	18	21		59	21	18	18	19	76
Adjusted EBITDA*	487	712	701		1,900	355	797	886	598	2,636
* Refer to Change in Basis of Presentation discussion on page 14.

Phillips 66 Earnings Release Supplemental Data

CORPORATE AND OTHER

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Loss before Income Taxes*	(283)	(330)	(346)		(959)	(249)	(260)	(320)	(340)	(1,169)
* Refer to Change in Basis of Presentation discussion on page 14.

Detail of Loss before Income Taxes
Net interest expense	(124)	(182)	(163)		(469)	(132)	(127)	(136)	(142)	(537)
Corporate overhead and other	(159)	(148)	(183)		(490)	(117)	(133)	(184)	(198)	(632)
Total	(283)	(330)	(346)		(959)	(249)	(260)	(320)	(340)	(1,169)

Net Interest Expense
Interest expense	(198)	(273)	(229)		(700)	(144)	(141)	(167)	(200)	(652)
Capitalized interest	6	7	8		21	9	8	9	7	33
Interest income	68	84	58		210	3	6	22	51	82
Total	(124)	(182)	(163)		(469)	(132)	(127)	(136)	(142)	(537)

Reconciliation of Corporate and Other Loss before Income Taxes to Adjusted EBITDA
Loss before income taxes	(283)	(330)	(346)		(959)	(249)	(260)	(320)	(340)	(1,169)
Plus:
Net interest expense	124	182	163		469	132	127	136	142	537
Depreciation and amortization	23	26	20		69	19	20	22	24	85
EBITDA	(136)	(122)	(163)		(421)	(98)	(113)	(162)	(174)	(547)

Special Item Adjustments (pre-tax):
Business transformation restructuring costs	35	41	51		127	—	25	74	60	159
EBITDA, Adjusted for Special Items	(101)	(81)	(112)		(294)	(98)	(88)	(88)	(114)	(388)

Other Adjustments (pre-tax):
None	—	—	—		—	—	—	—	—	—
Adjusted EBITDA	(101)	(81)	(112)		(294)	(98)	(88)	(88)	(114)	(388)

Foreign Currency Gains (Losses) Pre-Tax	1	1	—		2	(1)	—	(1)	3	1

Phillips 66 Total Company Debt
Total Debt	18,485	19,866	19,444		19,444	14,434	12,969	17,657	17,190	17,190
Debt-to-Capital Ratio (%)	35%	39%	38%		38%	39%	35%	35%	34%	34%

Total Equity	34,916	31,060	31,989		31,989	22,121	24,573	33,309	34,106	34,106

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF CONSOLIDATED NET INCOME TO ADJUSTED EBITDA ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Net income	2,077	1,734	2,143		5,954	657	3,182	5,540	2,012	11,391
Plus:
Income tax expense	574	510	670		1,754	171	924	1,618	535	3,248
Net interest expense	124	182	163		469	132	127	136	142	537
Depreciation and amortization	476	495	488		1,459	338	359	430	502	1,629
Phillips 66 EBITDA*	3,251	2,921	3,464		9,636	1,298	4,592	7,724	3,191	16,805

Special Item Adjustments (pre-tax):
Hurricane-related costs (recovery)	—	—	—		—	17	—	(24)	(14)	(21)
Net (gain) loss on asset disposition	(36)	14	(101)		(123)	—	—	—	—	—
Alliance shutdown-related costs	—	—	—		—	—	20	—	—	20
Regulatory compliance costs	—	—	—		—	—	70	—	—	70
Change in inventory method for acquired business	—	—	(46)		(46)	—	—	—	—	—
DCP integration restructuring costs	12	19	4		35	—	—	—	18	18
Business transformation restructuring costs	35	41	51		127	—	25	74	60	159
Merger transaction costs	—	—	—		—	—	—	13	—	13
Gain related to merger of businesses	—	—	—		—	—	—	(3,013)	—	(3,013)
Legal accrual	—	—	30		30	—	—	—	—	—
Total Special Item Adjustments (pre-tax)	11	74	(62)		23	17	115	(2,950)	64	(2,754)
Change in Fair Value of NOVONIX Investment**	12	15	9		36	158	240	33	11	442
Phillips 66 EBITDA, Adjusted for Special Items and Change in Fair Value of NOVONIX Investment*	3,274	3,010	3,411		9,695	1,473	4,947	4,807	3,266	14,493

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	29	38	35		102	37	48	37	21	143
Proportional share of selected equity affiliates net interest	24	23	20		67	59	53	38	25	175
Proportional share of selected equity affiliates depreciation and amortization	186	182	187		555	201	201	194	192	788
Adjusted EBITDA attributable to noncontrolling interests, excluding PSXP	(226)	(168)	(47)		(441)	(24)	(21)	(206)	(176)	(427)
Adjusted EBITDA attributable to public ownership interest in PSXP†	—	—	—		—	(82)	—	—	—	(82)
Phillips 66 Adjusted EBITDA*	3,287	3,085	3,606		9,978	1,664	5,228	4,870	3,328	15,090

* Refer to Change in Basis of Presentation discussion below.
** See NOVONIX Investment table on page 5 for more details.
† On March 9, 2022, Phillips 66 Partners LP became a wholly owned subsidiary of Phillips 66.

Use of Non-GAAP Financial Information—This earnings release supplemental data includes the terms "EBITDA," "adjusted EBITDA," "realized refining margin per barrel," and "realized marketing fuel margin per barrel." These are non-GAAP financial measures. EBITDA and adjusted EBITDA are included to help facilitate comparisons of operating performance across periods, to help facilitate comparisons with other companies in our industry and to help facilitate determination of enterprise value. The GAAP measures most directly comparable to EBITDA and adjusted EBITDA are net income for consolidated company information and income before income taxes for segment information. Reconciliations of net income (loss) and income (loss) before income taxes to EBITDA and adjusted EBITDA are included in this earnings release supplemental data. Realized refining margin per barrel is calculated on a similar basis as industry crack spreads and we believe it provides a useful measure of how well we performed relative to benchmark industry margins. Realized marketing fuel margin per barrel demonstrates the value uplift our marketing operations provide by optimizing the placement and ultimate sale of our refineries' fuel production. The GAAP measure most directly comparable to both realized margin per barrel measures is income before income taxes per barrel. Reconciliations of income (loss) before income taxes per barrel to realized refining margin and realized marketing fuel margin are included in this earnings release supplemental data. Adjusted effective tax rate demonstrates the effective tax rate with the consideration of the tax effect on special items. The GAAP financial measure most comparable to adjusted effective tax rate is effective tax rate. A reconciliation of effective tax rate to adjusted effective tax rate is included in this earnings release supplemental data.
Changes in Basis of Presentation—In connection with the merger of DCP Midstream and Gray Oak Holdings LLC (Gray Oak Holdings), the results of our Transportation business reflect a decrease in our indirect economic interest in Gray Oak Pipeline, LLC (Gray Oak Pipeline) to 6.5% from August 18, 2022, forward. Prior to August 18, 2022, the Transportation results presented herein reflect Gray Oak Holdings' 65% economic interests in Gray Oak Pipeline. The results of our NGL and Other business include the consolidated results of DCP Midstream Class A Segment, DCP Sand Hills and DCP Southern Hills from August 18, 2022, forward. Prior to August 18, 2022, our investments in DCP Midstream, DCP Sand Hills and DCP Southern Hills were accounted for using the equity method. As a result of the merger and consolidation, in the third quarter of 2022, we began presenting the results of DCP Midstream Class A Segment within the results of our NGL and Other business. Prior periods also have been updated to reflect the results from our equity investment in DCP Midstream prior to August 18, 2022, within the results of our NGL and Other business. In addition, the DCP Midstream Class A Segment's net interest expense is reflected in our Corporate segment from August 18, 2022, forward. During the fourth quarter of 2022, we changed the internal financial information reviewed by our chief executive officer to evaluate results and allocate resources to reflect the realignment of certain businesses between segments and business lines. We determined this realignment resulted in a change in the composition of our operating segments. Accordingly, prior period results have been recast for comparability. The primary effects of this realignment included moving the results of certain processing assets at our Sweeny and Lake Charles refineries, in the Gulf Coast Region, from the Midstream segment (NGL and Other) to the Refining segment. Additionally, commissions charged to the Refining segment by the Marketing and Specialties segment related to sales of specialty products were eliminated and the costs of the sales organization were reclassified from the Marketing and Specialties segment to the Refining segment. Additionally, we no longer present disaggregated business line results for our Chemicals and Marketing and Specialties segments.

Phillips 66 Earnings Release Supplemental Data

REALIZED MARGIN NON-GAAP RECONCILIATIONS

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

ATLANTIC BASIN/EUROPE
Income before income taxes	142	149	444		735	152	1,102	530	618	2,402
Plus:
Taxes other than income taxes	22	17	12		51	19	14	14	6	53
Depreciation, amortization and impairments	50	53	53		156	52	51	50	50	203
Selling, general and administrative expenses	10	8	9		27	6	7	18	10	41
Operating expenses	365	235	252		852	296	296	311	339	1,242
Equity in losses of affiliates	2	2	2		6	3	2	2	2	9
Other segment (income) expense, net	20	4	(7)		17	12	8	2	(28)	(6)
Proportional share of refining gross margins contributed by equity affiliates	26	22	22		70	23	26	22	22	93
Special items:
Regulatory compliance costs	—	—	—		—	—	9	—	—	9
Realized refining margins	637	490	787		1,914	563	1,515	949	1,019	4,046

Total processed inputs (MB)	39,472	44,781	46,731		130,984	48,015	49,854	49,420	52,030	199,319
Adjusted total processed inputs (MB)	39,472	44,781	46,731		130,984	48,015	49,854	49,420	52,030	199,319

Income before income taxes ($/BBL)**	3.60	3.33	9.50		5.61	3.17	22.10	10.72	11.88	12.05
Realized refining margins ($/BBL)***	16.13	10.94	16.85		14.61	11.71	30.39	19.22	19.58	20.30

GULF COAST
Income before income taxes	705	243	342		1,290	41	906	770	374	2,091
Plus:
Taxes other than income taxes	33	25	28		86	27	22	19	19	87
Depreciation, amortization and impairments	60	63	61		184	56	67	59	68	250
Selling, general and administrative expenses	4	4	5		13	4	5	4	6	19
Operating expenses	286	249	286		821	317	320	273	320	1,230
Equity in (earnings) losses of affiliates	(1)	—	(1)		(2)	2	3	1	1	7
Other segment expense, net	5	12	—		17	—	1	—	—	1
Proportional share of refining gross margins contributed by equity affiliates	—	—	—		—	—	—	—	—	—
Special items:
Regulatory compliance costs	—	—	—		—	—	26	—	—	26
Realized refining margins	1,092	596	721		2,409	447	1,350	1,126	788	3,711

Total processed inputs (MB)	51,349	50,266	53,120		154,735	52,151	52,523	50,435	48,160	203,269
Adjusted total processed inputs (MB)	51,349	50,266	53,120		154,735	52,151	52,523	50,435	48,160	203,269

Income before income taxes ($/BBL)**	13.73	4.83	6.44		8.34	0.79	17.25	15.27	7.77	10.29
Realized refining margins ($/BBL)***	21.28	11.84	13.58		15.57	8.59	25.71	22.30	16.35	18.25

CENTRAL CORRIDOR
Income (loss) before income taxes	739	630	361		1,730	(135)	491	1,343	716	2,415
Plus:
Taxes other than income taxes	25	26	23		74	18	18	16	5	57
Depreciation, amortization and impairments	38	38	42		118	35	36	36	40	147
Selling, general and administrative expenses	21	17	17		55	13	13	14	22	62
Operating expenses	166	157	223		546	184	264	179	182	809
Equity in (earnings) losses of affiliates	(200)	(119)	(209)		(528)	16	(228)	(294)	(257)	(763)
Other segment (income) expense, net	(1)	(3)	(4)		(8)	(4)	2	4	—	2
Proportional share of refining gross margins contributed by equity affiliates	402	313	394		1,109	205	469	517	477	1,668
Special items:
Regulatory compliance costs	—	—	—		—	—	22	—	—	22
Realized refining margins	1,190	1,059	847		3,096	332	1,087	1,815	1,185	4,419

Total processed inputs (MB)	26,004	27,370	24,242		77,616	23,691	22,635	25,167	26,504	97,997
Adjusted total processed inputs (MB)*	44,315	46,841	46,871		138,027	42,267	40,629	46,857	47,359	177,112

Income (loss) before income taxes ($/BBL)**	28.42	23.02	14.89		22.29	(5.70)	21.69	53.36	27.01	24.64
Realized refining margins ($/BBL)***	26.86	22.62	18.05		22.43	7.89	26.72	38.76	25.03	24.96

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS (continued)

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

WEST COAST
Income (loss) before income taxes	22	112	563		697	115	597	264	(68)	908
Plus:
Taxes other than income taxes	33	31	30		94	24	19	31	17	91
Depreciation, amortization and impairments	54	55	55		164	60	63	76	80	279
Selling, general and administrative expenses	10	8	8		26	7	8	7	9	31
Operating expenses	350	300	381		1,031	306	306	451	423	1,486
Other segment (income) expense, net	1	2	1		4	1	—	(1)	(1)	(1)
Special items:
Regulatory compliance costs	—	—	—		—	—	13	—	—	13
Realized refining margins	470	508	1,038		2,016	513	1,006	828	460	2,807

Total processed inputs (MB)	28,416	31,246	32,207		91,869	28,877	30,199	28,897	27,484	115,457
Adjusted total processed inputs (MB)	28,416	31,246	32,207		91,869	28,877	30,199	28,897	27,484	115,457

Income (loss) before income taxes ($/BBL)**	0.77	3.58	17.48		7.59	3.98	19.77	9.14	(2.47)	7.86
Realized refining margins ($/BBL)***	16.53	16.27	32.23		21.94	17.74	33.31	28.64	16.77	24.31

WORLDWIDE
Income before income taxes	1,608	1,134	1,710		4,452	173	3,096	2,907	1,640	7,816
Plus:
Taxes other than income taxes	113	99	93		305	88	73	80	47	288
Depreciation, amortization and impairments	202	209	211		622	203	217	221	238	879
Selling, general and administrative expenses	45	37	39		121	30	33	43	47	153
Operating expenses	1,167	941	1,142		3,250	1,103	1,186	1,214	1,264	4,767
Equity in (earnings) losses of affiliates	(199)	(117)	(208)		(524)	21	(223)	(291)	(254)	(747)
Other segment (income) expense, net	25	15	(10)		30	9	11	5	(29)	(4)
Proportional share of refining gross margins contributed by equity affiliates	428	335	416		1,179	228	495	539	499	1,761
Special items:
Regulatory compliance costs	—	—	—		—	—	70	—	—	70
Realized refining margins	3,389	2,653	3,393		9,435	1,855	4,958	4,718	3,452	14,983

Total processed inputs (MB)	145,241	153,663	156,300		455,204	152,734	155,211	153,919	154,178	616,042
Adjusted total processed inputs (MB)*	163,552	173,134	178,929		515,615	171,310	173,205	175,609	175,033	695,157

Income before income taxes ($/BBL)**	11.07	7.38	10.94		9.78	1.13	19.95	18.89	10.64	12.69
Realized refining margins ($/BBL)***	20.72	15.32	18.96		18.30	10.83	28.62	26.87	19.73	21.55

* Adjusted total processed inputs include our proportional share of processed inputs of an equity affiliate.
** Income (loss) before income taxes divided by total processed inputs.
*** Realized refining margins per barrel, as presented, are calculated using the underlying realized refining margin amounts, in dollars, divided by adjusted total processed inputs, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts.

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO REALIZED MARKETING FUEL MARGINS

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

UNITED STATES
Income before income taxes	273	432	466		1,171	191	489	368	281	1,329
Plus:
Depreciation and amortization	3	3	5		11	3	3	4	4	14
Selling, general and administrative expenses	181	204	217		602	182	210	218	198	808
Equity in earnings of affiliates	(3)	(12)	(19)		(34)	(7)	(16)	(30)	(18)	(71)
Other operating revenues*	(108)	(122)	(134)		(364)	(107)	(139)	(141)	(121)	(508)
Other expense, net	5	4	8		17	6	6	6	6	24
Realized marketing fuel margins	351	509	543		1,403	268	553	425	350	1,596

Total fuel sales volumes (MB)	152,662	176,349	179,432		508,443	169,196	170,899	170,473	170,362	680,930

Income before income taxes ($/BBL)	1.79	2.45	2.60		2.30	1.13	2.86	2.16	1.65	1.95
Realized marketing fuel margins ($/BBL)**	2.30	2.88	3.03		2.76	1.59	3.24	2.49	2.05	2.34

INTERNATIONAL
Income before income taxes	125	145	105		375	23	185	334	223	765
Plus:
Depreciation and amortization	18	21	18		57	18	19	17	18	72
Selling, general and administrative expenses	62	63	65		190	63	62	59	67	251
Equity in earnings of affiliates	(22)	(30)	(32)		(84)	(26)	(32)	(31)	(26)	(115)
Other operating revenues*	(13)	(2)	(8)		(23)	(12)	(9)	(35)	(6)	(62)
Other (income) expense, net	6	5	(2)		9	4	(3)	(3)	(5)	(7)
Marketing margins	176	202	146		524	70	222	341	271	904
Less: margin for nonfuel related sales	12	16	13		41	13	14	12	12	51
Realized marketing fuel margins	164	186	133		483	57	208	329	259	853

Total fuel sales volumes (MB)	25,380	25,569	25,352		76,301	24,926	25,329	26,501	26,106	102,862

Income before income taxes ($/BBL)	4.93	5.67	4.14		4.91	0.92	7.30	12.60	8.54	7.44
Realized marketing fuel margins ($/BBL)**	6.45	7.28	5.27		6.34	2.30	8.20	12.40	9.94	8.29

* Includes other nonfuel revenues and expenses.
** Realized marketing fuel margins per barrel, as presented, are calculated using the underlying realized marketing fuel margin amounts, in dollars, divided by sales volumes, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts.

ADJUSTED EFFECTIVE TAX RATE NON-GAAP RECONCILIATION

RECONCILIATION OF EFFECTIVE TAX RATE TO ADJUSTED EFFECTIVE TAX RATE

	Millions of Dollars, Except as Indicated
	2023					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

EFFECTIVE TAX RATES
Income before income taxes	2,651	2,244	2,813		7,708	828	4,106	7,158	2,547	14,639
Special items	11	130	(62)		79	17	121	(2,950)	64	(2,748)
Adjusted income before income taxes	2,662	2,374	2,751		7,787	845	4,227	4,208	2,611	11,891

Income tax expense	574	510	670		1,754	171	924	1,618	535	3,248
Special items	2	22	(10)		14	4	3	(681)	39	(635)
Adjusted income tax expense	576	532	660		1,768	175	927	937	574	2,613

Effective tax rate (%)	21.7%	22.7%	23.8%		22.8%	20.7%	22.5%	22.6%	21.0%	22.2%
Adjusted effective tax rate (%)	21.6%	22.4%	24.0%		22.7%	20.7%	21.9%	22.3%	22.0%	22.0%